SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger") is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Content of http://www.rangergov.com/webcast.htm	Item 1

Content of http://www.rangergov.com/index.htm (before 10:00 a.m., June 26, 2001)	Item 2

Content of http://www.rangergov.com/index.htm (after 10:00 a.m., June 26, 2001)	Item 3

Content of http://www.corporate-ir.net/ireye/ir_site.zhtml ?ticker=26113&script=11	Item 4

Content of http://www.corporate-ir.net/media_files/templates/webcast/ scenarioA.htm	Item 5

Content of http://www.ccbn.com	Item 6

Content of Items 1 - 6

Ranger Governance Investor Relations

Webcast

Welcome to the Internet Broadcast of Ranger Governance's Event

In preparation for the Webcast, we recommend completing the Pre-event System Test located at the bottom of this page.

Date:	Tuesday, June 26, 2001

Time:	8:10 AM ET

Duration:	1 Hour 30 Minutes

Purpose:	Ranger's Presentation to Investors - 06.26.01

Speakers:	Sam Wyly, Manager of Ranger Capital and Founder of University Computing Company, Sterling Software, Sterling Commerce and other companes; Stephen Perkins, Member of Ranger Governance's proposed Board for Computer Associates and co-founder of Sterling Commerce; and George Ellis, Advisor to Ranger Governance and former CFO of Sterling Software.

Click here for Webcast

Replay

This event will be archived and available for replay approximately 2 hours following the Webcast. To access the archived event, please click here .

Pre-event System Test

Please click here to access our Pre-event System Test directions.

Unauthorized recording or downloading of this event is not permitted.

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

HOME

Ranger Governance

  The Ranger Governance Board
  Open Letter To Employees of Computer Associates
  Press Releases
  Fact Sheet: The Ranger Governance Plan For Computer Associates
  Fact Sheet: Chronic Underperformance and Inept Management at Computer Associates
  Fact Sheet: Negative Public Statements About Computer Associates
  Fact Sheet: Key Financial Facts
  Fact Sheet: Sam Wyly's Record of Achievement
  Key Findings of Computer Associates Customer Survey (Microsoft Power Point- 445k)
  Recent News Articles About Computer Associates
  Visit SamWyly.com
  Ranger Capital
  Contact Us
  Ranger Advertisements
  *MEDIA ADVISORY*
  LIVE WEBCAST! Tuesday, 6.26.01- 8:10AM EST: Ranger's Presentation To Investors
  Ranger's Presentation to Investors (Microsoft Power Point-149k)

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

Ranger Governance

  The Ranger Governance Board
  Open Letter To Employees of Computer Associates
  Press Releases
  Fact Sheet: The Ranger Governance Plan For Computer Associates
  Fact Sheet: Chronic Underperformance and Inept Management at Computer Associates
  Fact Sheet: Negative Public Statements About Computer Associates
  Fact Sheet: Key Financial Facts
  Fact Sheet: Sam Wyly's Record of Achievement
  Key Findings of Computer Associates Customer Survey (Microsoft Power Point- 445k)
  Recent News Articles About Computer Associates
  Visit SamWyly.com
  Ranger Capital
  Contact Us
  Ranger Advertisements
  *MEDIA ADVISORY*
  VIEW WEBCAST of Ranger's Presentation to Investors offered on 6.26.01
  Ranger's Presentation to Investors (Microsoft Power Point-149k)

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC as of the date of this press release.

Ranger Governance

Audio Archives

There are no Audio Archives available.

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at http://www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow and Company at 212-754-8000, or at http://www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC on this date.

HOME

Test Directions: Scenario A

Pre-event System Test

In order to listen to the live event you will need to have a multimedia computer with speakers and the RealPlayer plug-in installed.

If you would like to run a test prior to the live event to determine if RealPlayer is installed on your computer please click here to test.

If the RealPlayer launches on your computer and you are able to hear music (make sure the volume is turned up on your speakers!), you have the appropriate components installed on your computer.

If RealPlayer does not launch on your computer and you receive a "You have chosen to download a file from this location.," or "You do not have the required plug-in." message, then you will need to download the Free RealPlayer by following the proceeding directions. We recommend that you print out these directions.

   To download the Free RealPlayer you will need to go to Real Network’s Web site. Please click here to access the Real Networks Web site.
   Once you are at the Real Networks Web site you need to follow directions on how to locate the FREE RealPlayer.
   IMPORTANT: There are two versions of RealPlayer available, RealPlayer Basic and RealPlayer Plus.
  "RealPlayer with basic features" is the Free version and the only version you will need to listen to a Webcast. It is not necessary to purchase RealPlayer Plus unless you want the enhanced features. If you do decide to purchase RealPlayer Plus, please remember that this will be a transaction between yourself and Real Networks.

   Once you have located the Free "RealPlayer with basic features" you will need to complete a short form as illustrated above. Complete the form to the best of your knowledge, and then click on the "Download FREE RealPlayer" button.
   After you have clicked on the "Download FREE RealPlayer" button, you will be asked to select a region of the country you would like to download the software from, and then you will be asked where on your hard drive you would like to save the RealPlayer file. We recommend saving this temporary file to your desktop so it is easy to go back and locate for the installation step in this process.
   Once the RealPlayer has been successfully downloaded to your hard drive, you’ll need to go back to the location where the file is saved to complete the final step of installing it on your computer. Locate the file on your desktop

Test Directions: Scenario A

 and then double click the file to launch the installation process.

   Once the installation process is complete, close your browser completely and then re-open it.
   Once you have completed the download process, return to this System Test page to Re-Test to see if you can now receive audio. Click here to Re-Test.
   If RealPlayer launches on your computer as illustrated below and you can hear music, then you are prepared to listen to the Webcast.

   If you are unable to successfully download the plug-in, or if the RealPlayer does not launch and play music once the plug-in has been installed, we recommend contacting your MIS administrator for assistance.

WebCast is a service of CCBN.

CCBN.com

IMPORTANT INFORMATION

        Ranger plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER ADVISES SECURITY HOLDERS TO READ RANGER'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents, including the soliciting material that identifies the participants in Ranger's solicitation and describes their interests. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, calling Morrow & Co., Inc. at (212) 754-8000 or visiting Ranger's web site at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the Solicitation is available in soliciting materials on Schedule 14A filed by Ranger with the Securities and Exchange Commission on June 25, 2001.

        This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.